                           THIRD AMENDMENT TO LEASE
                           ------------------------

     THIS THIRD AMENDMENT TO LEASE (this "Amendment") entered into in Chicago, Illinois as of the 30th day of August, 1993 by and between AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, not personally, but solely as Trustee under a Trust Agreement dated May 2, 1989 and known as Trust No. 108237-06 ("Lessor") and PLAYBOY ENTERPRISES, INC., a Delaware corporation ("Lessee").

                             W I T N E S S E T H:
                             -------------------

     A. LaSalle National Bank, not individually but solely as Trustee under Trust Agreement dated December 21, 1987 and known as Trust No. 112912 ("LaSalle") and Lessee entered into that certain Office Lease (the "Original Lease") dated April 7, 1988, whereby LaSalle leased to Lessee certain premises (the "Original Premises") known as Suites 1500 and 1600 comprising the entire 15th and 16th floors of the "Office Area" (as defined in the Original Lease) of that certain building (the "Building") located at 680 North Lake Shore Drive, Chicago, Illinois, for a lease term expiring on August 31, 2004.

     B. LaSalle assigned its interest under the Lease to Lessor's predecessor in interest.

     C. Lessor and Lessee entered into that certain Amendment to Lease ("First Amendment") dated October 26, 1989 which amends certain provisions of the Original Lease, including the leasing to Lessee of certain additional space in the basement of the Building (the "Additional Premises; the Original Premises and the Additional Premises are collectively referred to herein as the "Premises") in the Building.

     D. Lessor and Lessee entered into that certain Second Amendment to Lease ("Second Amendment") dated June 1, 1992. The Original Lease, the First Amendment and the Second Amendment are collectively referred to herein as the "Lease".

     E. Lessor and Lessee desire to amend the Lease to grant to Lessee certain additional expansion rights in the Building and amend certain other provisions contained in the Lease, all upon the terms and provisions hereinafter set forth.

     NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

     1. Definitions. Each capitalized term used in this Amendment shall have the same meaning as is ascribed to such capitalized term in the Lease, unless otherwise provided for herein.

     2. EXPANSION OPTION.
        ----------------

     (a) Section 38 of the Original Lease is hereby deleted in its entirety.

     (b) For purposes of the Lease, "Option Space" shall mean that certain office space containing 5,494 square feet of rentable area on the 14th floor (Suite 1400) of the Building, as shown on Exhibit A attached hereto.

     (c) Lessee shall have an option (the "Expansion Option") to lease all (but not less than all) of the Option Space for a lease term commencing on a date occurring during the period (the "Period") commencing on the date this Amendment is fully executed by the parties hereto and expiring March 31, 1994. The actual date shall be designated by Lessee as hereinafter provided. The Expansion Option is granted subject to the following terms and conditions:

          (1) Lessee gives Lessor a written notice ("Lessee's Notice") of its election to exercise the Expansion Option. Lessee's Notice shall contain the proposed commencement date of the lease term for the Option Space (which date shall be within the Period and shall not be earlier than the date which is five (5) days after the date Lessee gives Lessee's Notice to Lessor);

          (2) Lessee submits current audited financial statements of Lessee to Lessor concurrently with Lessee's Notice exercising the Expansion Option and such financial statements are approved in writing by Lessor; and

          (3) Lessee is not in breach or default under the Lease either on the date that Lessee exercises the Expansion Option or, unless waived in writing by Lessor, on the proposed commencement date of the lease term for the Option Space.

     (d) If Lessee exercises the Expansion Option:

          (1) The Option Space shall be leased to Lessee for a lease term commencing on the earlier to occur of (a) the occupancy date specified in Lessee's Notice for the Option Space (or the date specified in any amendment signed and delivered pursuant to Paragraph 2(e), as the case may
     be), or (b) the date Lessee first occupies any portion of the Option Space for the conduct of business. The lease term for the Option Space shall be coterminous with the Term for the Original Premises;

          (2) The annual rate of Base Rent per rentable square foot payable for the Option Space shall at all times during the lease term for the Option Space be equal to the annual rate of Base Rent per rentable square foot then payable under the Lease for the Original Premises. Lessee shall pay Rent Adjustment for the Option Space, as provided in Section 2B of the Original Lease, commencing immediately upon the commencement date of the lease term for Option Space, and "Lessee's Proportionate Share" as used in said clause (iii) of Section 2A shall mean the percentage determined by dividing the aggregate rentable area of the Original Premises and the Option Space by 424,052.32 rentable square feet. Notwithstanding anything in this Paragraph 2(d)(2) to the contrary, no Base Rent or Rent Adjustment shall be due for the Option Space the first Twenty-four (24) months of the lease term for the Option Space; provided, however, that (a) Lessee shall pay all Base Rent and Rent Adjustment for the Original Premises and all Base Rent for the Additional Premises which is due during or for said 24-month period, and (b) said abatement of Base Rent and Rent Adjustment is a conditional abatement and the Base Rent and Rent Adjustment which is otherwise to be abated for said twenty-four (24) months shall be reinstated and shall become immediately due and payable upon the occurrence of a Default by Lessee under the Lease, as hereby amended, which reinstatement shall be as a result of the failure to occur of a condition subsequent and not as a penalty or as liquidated damages; and

          (3) Lessee shall accept the Option Space in an "as-is", "where-is" physical condition from Lessor, without any agreement, representation, credit or allowance from Lessor with respect to the improvement or condition thereof. Lessee shall pay for any and all costs or expenses associated with any leasehold improvement work to the Option Space which shall be performed by Lessee in accordance with the terms of Section 13 of the Original Lease.

     All of the provisions of the Lease, as hereby amended, to the extent not inconsistent with the above provisions shall apply to the Option Space.

     (e) If Lessee exercises the Expansion Option, Lessor and Lessee shall execute and deliver an amendment to the Lease reflecting the lease by Lessor to Lessee of the Option Space on the terms provided above, which amendment shall be executed and delivered promptly after Lessee gives Lessor Lessee's Notice.

     (f) The Expansion Option shall automatically terminate and become null and void and of no force or effect upon the earlier to occur of (1) the expiration or termination of the Lease, (2) the termination of Lessee's right to possession of the Premises, (3) the assignment of the Lease by Lessee, in whole or in part,
(4) the sublease by Lessee of the Premises, or any part thereof, or (5) the failure of Lessee to timely or properly exercise the Expansion Option.

     3.    RIGHTS OF FIRST REFUSAL.
           -----------------------

     (a) For purposes of the Lease, (1) "First ROFR Space" shall mean as of any date, the Option Space, as shown on Exhibit A attached hereto, (2) the "Second ROFR Space" shall mean as of any date, that certain space located on the 14th floor of the Building containing 1,831 square feet of rentable area, as shown on Exhibit B attached hereto, and (3) the "Third ROFR Space" shall mean as of any date, that certain space located on the 14th floor of the Building containing 1,734 square feet of rentable area, as shown on Exhibit C attached hereto, less such portions of any such space which are leased by Lessee as of such date. The First ROFR Space, the Second ROFR Space and the Third ROFR Space shall be referred to herein collectively as the "ROFR Spaces" and each singly as a "ROFR Space".

     (b) With respect to any lease which Lessor hereafter intends to enter into with a third-party tenant for either (i) if Lessee does not timely or properly exercise the Expansion Option described in Paragraph 2 above, all or any portion of the First ROFR Space, (ii) commencing on September 1, 1997, all or any portion of the Second ROFR Space, (iii) commencing on April 1, 1994, all or any portion of the Third ROFR Space, or (iv) the space described in clause
(i) (if Lessee does not timely or properly exercise the Expansion Option), (ii) (commencing on September 1, 1997) or (iii) (commencing on April 1, 1994) above plus any other space in the Building (for purposes hereof, any such other space shall be deemed to be part of the ROFR Space) and which has a lease term commencing prior to the Expiration Date of the Term of the Lease (but excluding any new or renewal lease or lease expansion with any then existing tenant of all or any portion of the ROFR Space), Lessor shall give Lessee written notice of such intent ("Lessor's Notice") prior to Lessor entering into any such lease. In addition to the foregoing, Lessor shall provide Lessee with a copy of all proposals made by Lessor for (a) the First ROFR Space if Lessee does not timely exercise the Expansion Option, (b) the Second ROFR Space on or after September 1, 1997, and (c) the Third ROFR Space on or after April 1, 1994. The Lessor's Notice shall state (i) the location and rentable area of the portion of the ROFR Space which Lessor desires to lease, (ii) the proposed lease term for such portion of a ROFR Space, (iii) the date upon which such portion of a ROFR Space shall be available for occupancy, (iv) the annual rate of base rent per square foot of rentable area which Lessor desires to charge for such portion of a ROFR Space, (v) the amount of all rent adjustments which Lessor desires to charge for such portion of a ROFR Space, including, without limitation, all fixed and/or indexed adjustments to such rate and rent adjustments for operatinq expenses and real estate taxes for the Building, and

(vi) the tenant concessions (e.g., rent abatements and tenant improvement allowances), if any, which Lessor would be willing to provide to lease such ROFR Space. Lessee shall thereupon have a right of refusal (a "Refusal Right") to lease all, but not less than all, of the portion of a ROFR Space described in said Lessor's Notice, subject to the following terms and conditions:

          (1) Lessee gives Lessor a written notice exercising the Refusal Right within ten (10) business days after Lessor gives Lessee Lessor's Notice for such Refusal Right;

          (2) Lessee submits current audited financial statements of Lessee to Lessor concurrently with Lessee's Notice exercising the Refusal Rights and such financial statements are approved in writing by Lessor;

          (3) Lessee is not in default under the Lease, as hereby amended, either on the date Lessee exercises such Refusal Right or, unless waived in writing by Lessor, on the proposed commencement date of the lease term for such portion of a ROFR Space; and

          (4) No other tenant in the Building has exercised a right to lease the ROFR Space as specified in the applicable Lessor's Notice, which right exists in favor of such tenant as of the date of execution of this Amendment.

In the event that Lessee does not timely or properly exercise any Refusal Right, Lessor may at any time thereafter lease the applicable portion of a ROFR Space to any third-party tenant on such terms and provisions as Lessor may elect without any further rights of Lessee to lease such space, until Lessor fails to consummate a lease for such space or such third-party has vacated such space and such space is again available for leasing by a third-party.

     (c) If Lessee exercises a Refusal Right, the following terms and provisions shall apply:

          (1) Lessor shall lease the applicable portion of the ROFR Space to Lessee for a lease term commencing on the availability date specified in the applicable Lessor's Notice and expiring on the Expiration Date of the Term of the Lease;

          (2) The base rent and rental adjustments payable for the applicable portion of the ROFR Space shall be as set forth in the applicable Lessor's Notice. For purposes of paying such adjustments, Lessee's Proportionate Share shall be increased effective as of the commencement date of the lease term for the applicable portion of the ROFR Space by the percentage determined by dividing the rentable area of such portion of the ROFR Space by 424,052.32 rentable square feet;

          (3) Lessee shall not be entitled to any rental abatement for such portion of the ROFR Space except as otherwise set forth in the applicable Lessor's Notice;

          (4) Lessee shall accept the applicable portion of the ROFR Space in an "as-is", "where-is" physical condition from Lessor, without any agreement, representation, credit or allowance from Lessor with respect to the improvement or condition thereof, except as otherwise set forth in the applicable Lessor's Notice; and

          (5) All of the terms and provisions of the Lease shall apply with respect to the applicable portion of the ROFR Space, except as otherwise provided in this Paragraph 3 or except as same may be inconsistent with the provisions of this Paragraph 3.

     (d) If Lessee exercises a Refusal Right, Lessor and Lessee shall execute and deliver an amendment of the Lease reflecting the lease of the applicable portion of a ROFR Space by Lessor to Lessee on the terms and provisions set forth in this Paragraph 3, which amendment shall be executed and delivered within thirty (30) days after Lessee exercises the Refusal Right.

     (e) The Refusal Right shall automatically terminate and become null and void upon the earlier to occur of (1) the expiration or termination of the Lease, (2) the termination of Lessee's right to possession of the Premises, (3) the assignment of the Lease by Lessee, in whole or in part, (4) the sublease by Lessee of the Premises, or any part thereof, or (5) the failure of Lessee to timely or properly exercise a Refusal Right.

     4. Extension Option. The provisions of Section 38 of the Original Lease shall apply to the Option Space if leased by Lessee pursuant to the terms of this Amendment.

     5. Termination Option.

     (a) The provisions, as hereby amended, of Section 43 of the Original Lease shall apply to the Option Space if leased by Lessee pursuant to the terms of this Amendment.

     (b) Section 43A of the Original Lease is hereby amended to delete the date "August 31, 1994" from the first sentence thereof.

     6. Available Space. Effective as of the date hereof, Landlord hereby agrees to present to Tenant every six (6) months a list containing a summary of the available unleased office space in the Office Area; provided that delivery of said summary by Landlord shall not obligate Landlord to lease any such office space to Tenant.

     7. Broker. Lessee represents to Lessor that Lessee has not dealt with any real estate broker, salesperson or finder in connection with this Amendment other than Golub & Company (the "Broker"), and no other such person initiated or participated in the negotiation of this Amendment or is entitled to any commission in connection herewith. Lessee hereby agrees to indemnify, defend and hold Lessor, its property manager and their respective employees harmless from and against any and all liabilities, claims, demands, actions, damages, costs and expenses (including attorneys' fees) arising from a claim for a fee or commission made by any broker (other than the Broker), claiming to have acted by or on behalf of Lessee in connection with this Amendment.

     8. Submission. Submission of this Amendment by Lessor or Lessor's agent, or their respective agents or representatives, to Lessee for examination and/or execution shall not in any manner bind Lessor and no obligations on Lessor shall arise under this Amendment unless and until this Amendment is fully signed and delivered by Lessor and Lessee; provided, however, the execution and delivery by Lessee of this Amendment to Lessor or Lessor's agent, or their respective agents or representatives, shall constitute an irrevocable offer by Lessee on the terms and conditions herein contained, which offer may not be revoked for fifteen (15) days after such delivery.

     9. Effect of Amendment. As amended by this Amendment, the Lease shall remain in full force and effect.

     10. Exculpatory Provisions. It is expressly understood and agreed by and between the parties hereto, anything herein to the contrary notwithstanding, that each and all of the representations, warranties, covenants, undertakings and agreements herein made on the part of Lessor while in form purporting to be the representations, warranties, covenants, undertakings and agreements of Lessor are nevertheless each and every one of them made and intended, not as personal representations, warranties, covenants, undertakings and agreements by Lessor or for the purpose of or with the intention of binding Lessor personally, but are made and intended for the purpose only of subjecting Lessor's interest in the Office Area and the Premises to the terms of this Amendment and for no other purposes whatsoever, and in case of default hereunder by Lessor (or default through, under or by any of its beneficiaries, or agents or representatives of said beneficiaries), Lessee shall look solely to the interest of Lessor in said Office Area, and this Amendment is executed and delivered by Lessor not in its own right, but solely in the exercise of the powers conferred upon it as such Trustee; that the Lessor shall have no personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, herein contained and no liability or duty shall rest upon Lessor to sequester the trust estate or the rent, issues and profits arising therefrom, or the proceeds arising from any sale or other responsibility of any sort is assumed by, nor shall at any time be asserted or enforceable against, said Lessor, American National Bank and Trust Company of Chicago, a national banking association, individually or personally, but only as Trustee under the provisions of a Trust Agreement dated May 2, 1989 and known as Trust No. 108237-06, on account of this Amendment or on account of any representation, warranty, covenant, undertaking or agreement of Lessor in this Amendment contained, either express or implied, all such personal liability, if any, being expressly waived and released by Lessee and by all persons claiming by, through or under Lessee.

     11. RECORDING. The parties will expeditiously execute and record the Memorandum of Amendment in the form attached as Exhibit D.

     IN WITNESS WHEREOF, this Amendment is executed as of the day and year aforesaid.


LESSEE:                                   LESSOR:
- ------                                    ------

PLAYBOY ENTERPRISES, INC.                 AMERICAN NATIONAL BANK AND
a Delaware corporation                     TRUST COMPANY OF CHICAGO, not
                                           personally, but solely as
                                           Trustee under as aforesaid


By: /s/ Howard Shapiro                    By: /s/ Gregory S. Kasprzyk
    _________________________________         _________________________________
Title:  Executive Vice President &        Title:  Second Vice President
        General Counsel                         ______________________________
       ______________________________

                                   EXHIBIT D

                         MEMORANDUM OF THIRD AMENDMENT

     THIS MEMORANDUM OF THIRD AMENDMENT ("Memorandum") is made as of this 30th day of August, 1993 between AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, not individually, but solely as Trustee under Trust Agreement dated May 2, 1989 and known as Trust No. 108237-06 (herein called the "Lessor") and PLAYBOY ENTERPRISES, INC., a Delaware corporation (herein called the "Lessee"). Capitalized terms used herein shall have the same meaning as set forth in the Lease (defined below) unless expressly defined herein or the context clearly indicates to the contrary.


                                  WITNESSETH:
                                  ----------

     Lessor is the owner of a certain mixed used building located in Cook County, Illinois, of which one or more of four components as are legally described in Exhibit A attached hereto may be affected by this Memorandum. The components are defined in Exhibit A as the Office Parcel, the Lot 1 Parcel, the Skylight Parcel and the Garage Parcel.

     The building containing the four components is now commonly known as 680 North Lake Shore Drive, Chicago, Illinois.

     Lessor has leased to Lessee a portion of the Office Parcel consisting of the entire fifteenth (15th) and sixteenth (16th) floors (the "Premises") together with certain rights and privileges with respect to the Skylight Parcel, the Garage Parcel and the Lot 1 Parcel for the Term and upon and subject to the covenants, provisions and conditions contained in that certain Office Lease dated April 7, 1988 entered into between the parties hereto (the "Lease") and as such document has been amended by that certain Amendment dated October 26, 1989, June 1, 1992 and August 30, 1993 (the "Amendments") between Lessor and Lessee. The Amendments and all of their respective covenants, provisions and conditions are by this reference expressly incorporated herein and made a part of this Memorandum of Amendment and all shall take notice thereof whether or not hereinafter more particularly described. The Amendments' covenants and provisions affecting all Parcels are binding on the Lessor and its successors and assigns as owners of any said Parcels.

     Without limitation, it is hereby disclosed that the Third Amendment includes terms and provisions which (among other things) (a) provided that Lessor grants to Lessee certain expansion rights and rights of first refusal on certain office space on the 14th floor of the Building, and (b) contemplate that the existence of this Third Amendment be disclosed and reference made to its terms and provisions by means of this Memorandum.

     Lessee hereby appoints Lessor as its attorney-in-fact to record a Release of this Memorandum executed by Lessor for itself and on Lessee's behalf, upon the occurrence of any one of the following:

          1. Expiration of the Lease at either August 31, 2004 or August 31, 2009 or otherwise according to its terms; or

          2. Issuance of a nonappealable final order of any court with jurisdiction over the Premises granting possession of the Premises to Lessor; or

          3. Ninety (90) days after written notice from Lessor to Lessee that Lessor intends to record such Release, because Lessee has voluntarily abandoned the Premises, it being acknowledged that for the purposes of this paragraph "abandoned" does not include an approved subletting or assignment.

     In addition, Lessee hereby appoints Lessor as its attorney-in-fact to record a Release of this Memorandum as to the Garage Parcel in the event Lessor or its successors or assigns exercises its option under the Lease to purchase such parking rights from Lessee.

     This Memorandum and the Third Amendment are expressly subject to an subordinate to the Easements (as defined in the Lease) and to any and all mortgages now or hereafter encumbering the Office Parcel, and Lot 1 Parcel, the Garage Parcel or the Skylight Parcel.

     Lessor and Lessee have entered into this Memorandum of Third Amendment in order that third parties may have notice of the existence of the Amendment and some of its specific provisions. This Memorandum of Amendment is not intended to amend, modify or otherwise change the terms and conditions of the Lease or the Third Amendment nor shall provisions of this Memorandum of Third Amendment be used in interpreting the provisions of the Lease or the Third Amendment. In the event of a conflict between this Memorandum of Third Amendment and the Third Amendment, the Third Amendment shall control.

     IN WITNESS WHEREOF, the parties have executed this Memorandum of Third Amendment as of the date and year first above written.

This instrument is executed by the
undersigned xxxxx Trustee, not
personally but solely as Trustee in
the exercise of the power and
authority conferred upon and vested
in it as such Trustee. It is
expressly understood and agreed that
all of the warranties, indemnities,
representations, covenants,
undertakings and agreements herein
made on the part of the Trustee are
undertaken by it solely in its
capacity as Trustee and not
personally. No personal liability or
personal responsibility is assumed
by or shall at any time be asserted
or enforceable against the Trustee
on account of any warranty,               AMERICAN NATIONAL BANK AND TRUST
indemnity, representation, covenant,      COMPANY OF CHICAGO, not
undertaking or agreement of the           individually, but solely as Trustee
Trustee in this instrument.               as aforesaid


Attest:      /s/ Anita M. Lutkus          By:       /s/ Gregory S. Kasprzyk
        -----------------------------            ------------------------------
Name:   Anita M. Lutkus                   Name:
        -----------------------------            ------------------------------
Title:  Assistant Secretary               Title:
        -----------------------------            ------------------------------


                                          PLAYBOY ENTERPRISES, INC., a
                                          Delaware corporation


Attest:      /s/ Irma Villarreal          By:        /s/ Howard Shapiro
        -----------------------------            ------------------------------
Name:   Irma Villarreal                   Name:  Howard Shapiro
        -----------------------------            ------------------------------
Title:  Corporate Counsel &                      Title: Executive Vice President
        -----------------------------            ------------------------------
        Secretary                                & General Counsel


THIS DOCUMENT PREPARED BY AND
 AFTER RECORDING RETURN TO:

Heidi J. Herman, Esq.
Greenberger Krauss & Tenenbaum
180 North LaSalle Street
Suite 2700
Chicago, Illinois 60601

STATE OF ILLINOIS    )
                     ) ss.
COUNTY OF COOK       )


     I, LAURA KUMINGO, a Notary Public in and for said County, in the State aforesaid, do hereby certify that Gregory S. Kasprzyk, the Second Vice President of AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, a national banking association, as Trustee as aforesaid, and Anita V. Lutkus, the ASSISTANT SECRETARY of said Bank, who are personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such respective officers, appeared before me this day in person and acknowledged that they signed and delivered the said instrument as their own free and voluntary act and as the free and voluntary act of said Bank, as Trustee, for the uses and purposes therein set forth; and the said XXXXXXXX XXXXXX then and there did acknowledge that (s)he, as custodian of the seal of sale Bank, did affix the seal of said Bank to said instrument as his/her free and voluntary act and as the free and voluntary act of said Bank, as Trustee, for the uses and purposes therein set forth.

     Given under my hand and notarial seal this     day of SEP 29, 1993.

                                       /s/  Laura Kumingo
                                       ------------------------------
                                                Notary Public


My Commission Expires:


- --------------------------------

        "OFFICIAL SEAL"
         LAURA KUMINGO
Notary Public, State of Illinois
 My Commission Expires 11/24/96

STATE OF ILLINOIS    )
                     ) ss.
COUNTY OF COOK       )


     I, the undersigned, a Notary Public in and for said County, in the State aforesaid, do hereby certify that Howard Shapiro, Executive Vice President and Irma Villarreal, Secretary of PLAYBOY ENTERPRISES, INC., a Delaware corporation, both personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such respective officer, appeared before me this day in person and acknowledged that they signed and delivered the said instrument as their own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth therein; and the latter office also then and there did acknowledge that (s)he, as custodian of the corporate seal of said corporation, affixed the same to the foregoing instrument as his/her free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes set forth therein.

    Given under my hand and notarial seal this 13th day of September, 1993.



                                          /s/ Sue Ann Dickey
                                       -----------------------------
                                              Notary Public


My Commission Expires:

November 1, 1996
- --------------------------------
         "OFFICIAL SEAL"
         Sue Ann Dickey
Notary Public, State of Illinois
 My Commission Expires ll/1/96

                               LAKE SHORE PLACE








                           [FLOOR PLAN APPEARS HERE]







          EXHIBIT A--EXPANSION OPTION SPACE EXPIRING MARCH 31, 1994

             FIRST ROFR SPACE IF "EXPANSION OPTION" NOT EXERCISED

                               LAKE SHORE PLACE








                           [FLOOR PLAN APPEARS HERE]







           EXHIBIT B--SECOND ROFR SPACE COMMENCING SEPTEMBER 1, 1997

                               LAKE SHORE PLACE








                           [FLOOR PLAN APPEARS HERE]







        EXHIBIT C--THIRD ROFR SPACE SUITE 1430 COMMENCING APRIL 1, 1994